UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 26, 2023 (May 25, 2023)

ENERGY FUELS INC.
(Exact name of registrant as specified in its charter)

Ontario	001-36204	98-1067994
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

225 Union Blvd., Suite 600
 Lakewood, Colorado, United States 80228
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (303) 974-2140

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common shares, no par value	UUUU	NYSE American LLC
	EFR	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Energy Fuels Inc. (the "Company") held its Annual Meeting of Shareholders (the "Meeting") virtually on May 25, 2023. At the Meeting, three (3) proposals were submitted to the shareholders for approval as set forth in the Company's definitive proxy statement, filed with the United States Securities and Exchange Commission on April 4, 2023. In total, 76,788,527 Common Shares were present virtually or represented by proxy at the Meeting.

Proposal No. 1 - Election of Directors.

The ten (10) nominees proposed by management for election as directors were elected by the shareholders of the Company as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
J. Birks Bovaird	40,314,043	6,109,486	30,364,998
Mark S. Chalmers	44,897,509	1,526,020	30,364,998
Benjamin Eshleman III	44,779,891	1,643,638	30,364,998
Ivy V. Estabrooke	45,201,656	1,221,873	30,364,998
Barbara A. Filas	45,171,479	1,252,050	30,364,998
Bruce D. Hansen	44,379,653	2,043,876	30,364,998
Jaqueline Herrera	45,135,865	1,287,664	30,364,998
Dennis L. Higgs	45,121,354	1,302,175	30,364,998
Robert W. Kirkwood	45,135,063	1,288,466	30,364,998
Alexander G. Morrison	45,286,508	1,137,027	30,364,998

Proposal No. 2 - Appointment of KPMG LLP as Independent Auditors of the Company.

The shareholders of the Company approved the appointment of KPMG LLP of Denver, Colorado, an independent registered public accounting firm, as auditors of the Company until the next annual meeting of shareholders, and authorized the Directors to fix the remuneration of the auditors as follows:

Votes For	Votes Withheld
75,800,983	987,544

Proposal No. 3 - Non-Binding Advisory Vote on Named Executive Officer Compensation.

The shareholders of the Company ratified the non-binding advisory proposal to approve the compensation of the Company's named executive officers through an advisory resolution, commonly referred to as a "Say-on-Pay" vote, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
36,936,651	7,005,336	2,481,542	30,364,998

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY FUELS INC.
(Registrant)

Dated: May 26, 2023	By:	/s/ David C. Frydenlund
David C. Frydenlund Executive Vice President, Chief Legal Officer and Corporate Secretary